UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 8, 2009

Commission File Number: 0-22325

INFORMATION ARCHITECTS CORPORATION

(Exact name of registrant as specified in its chapter)

NORTH CAROLINA	87-0399301
(State or other jurisdiction of incorporation)	IRS Employer Identification No.)

1420 NW 23 Avenue,

FORT LAUDERDALE, FLORIDA 33311

(Address of principal executive offices) (Zip Code)

(954) 561-7321

(Registrant’s telephone number, including area code)

ITEM 8.01 Other Events

On July 8, 2009, Information Architects Corporation announced today as a part of the company cleanup it has canceled the herein 592,000,000 listed common shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, “Information Architects Management Has Canceled 592,000,000 Shares Herein Listed”.

ITEM 9.01 Exhibits

Number	Description
99.1	Press Release, dated July 8, 2009, entitled “Information Architects Management Has Canceled 592,000,000 Shares Herein Listed”.

SIGNATURES

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

July 9, 2009

INFORMATION ARCHITECTS CORPORATION BY: /S/ William Craig —————————————— William Craig Acting Chief Executive Officer